1116 P1 02/20

SUPPLEMENT DATED FEBRUARY 26, 2020

TO THE PROSPECTUS DATED SEPTEMBER 1, 2019

OF

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Effective July 1, 2020, the Prospectus will be amended as follows:

I. The portfolio management team under the “FUND SUMMARIES – Portfolio Managers” section in the prospectus will be replaced with the following:

Portfolio Managers

Carrie Higgins   Vice President of Advisers and portfolio manager of the Fund since 2004.

Francisco Rivera   Vice President of Advisers and portfolio manager of the Fund since 1996.

Daniel Workman, CFA   Vice President of Advisers and portfolio manager of the Fund since 2018.

II. The portfolio management team under the “Fund Details – Management” section in the prospectus will be replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in tax-free municipal securities. The portfolio managers of the team are as follows:

Carrie Higgins   Vice President of Advisers

Ms. Higgins has been an analyst or portfolio manager of the Fund since 2004. She joined Franklin Templeton in 1990.

Francisco Rivera   Vice President of Advisers

Mr. Rivera has been an analyst or portfolio manager of the Fund since 1996. He joined Franklin Templeton in 1994.

Daniel Workman, CFA   Vice President of Advisers

Mr. Workman has been a portfolio manager of the Fund since 2018. He joined Franklin Templeton in 2003.

Ms. Higgins, Mr. Rivera and Mr. Workman are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.